UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2010

SMITH INTERNATIONAL, INC.

Delaware	1-8514	95-3822631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Rankin Road, Houston, Texas 77073
(Address of principal executive offices) (Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On July 26, 2010, Schlumberger Limited and Smith International, Inc. issued a joint press release announcing that the European Commission has cleared their proposed merger under the EC Merger Regulation without any conditions.

The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.       Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

            Exhibit No.                 Document Designation

99.1                             Press Release, dated July 26, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2010

SMITH INTERNATIONAL, INC.

By:  /s/ Richard E. Chandler, Jr.

Name:   Richard E. Chandler, Jr.

Title:      Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number                       Description

99.1                             Press Release, dated July 26, 2010.